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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 31, 2002
                        (Date of Earliest Event Reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                                     0-22810
                            (Commission File Number)

                                   03-0311630
                        (IRS Employer Identification No.)

         1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                    (Address of Principal Executive Offices)

                                 (856) 778-2300
                         (Registrant's Telephone Number)

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ITEM 5.   Other Events.

CHANGE IN DATE OF ANNUAL STOCKHOLDERS MEETING AND DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS.

The Company has tentatively scheduled its annual stockholders meeting for September 12, 2002. Because this date is more than thirty days in advance of the date of the 2001 stockholders meeting, December 12, 2001, the deadlines for submission and acceptance of shareholder proposals that were published in the Proxy Statement for the 2001 annual meeting are no longer practicable. Consequently, June 15, 2002, is the revised deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace's Proxy Statement for Mace's 2002 Annual Meeting of Stockholders. A notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act shall now be considered untimely after July 1, 2002, and Mace's proxy for the 2002 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MACE SECURITY INTERNATIONAL, INC.


Date: May 31, 2002                    By: /s/ Gregory M. Krzemien
                                          --------------------------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and Treasurer